                            SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         Plymouth Rubber Company, Inc.
             (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


 4) Proposed maximum aggregate value of transaction:


 5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:


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 4) Date Filed:

                        PLYMOUTH RUBBER COMPANY, INC.
                         CANTON, MASSACHUSETTS 02021
                                --------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 20, 1995
                                --------------
TO THE STOCKHOLDERS OF
    PLYMOUTH RUBBER COMPANY, INC.:
    The 1995 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the offices of Friedman & Atherton, 27th Floor, 53 State Street, Boston, Massachusetts, on April 20, 1995 at 10:00 A.M., for the purpose of considering and acting upon the following:

    1.  The election of two directors, to serve for a term of three years each;

    2.  Ratification  of the Company's 1995  Non-Employee  Director Stock Option
        Plan;

    3.  Ratification of the Company's 1995 Employee Incentive Stock Option Plan;

    4. Ratification of the selection of Price Waterhouse LLP as the Company's auditors for the fiscal year ending December 1, 1995;

    5. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

    Only holders of record of the Company's Class A Common Stock at the close of business on February 24, 1995 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

    A copy of the Company's annual report for the fiscal year ended December 2, 1994 is included herewith.


                             By Order of the Board of Directors
                                 JOEL A. KOZOL, Clerk

Canton, Massachusetts
March 20, 1995

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        PLYMOUTH RUBBER COMPANY, INC.
                              104 REVERE STREET
                         CANTON, MASSACHUSETTS 02021

                                --------------
                               PROXY STATEMENT
                                --------------

                           SOLICITATION OF PROXIES
    This Proxy Statement, which is first being mailed to stockholders on or about March 20, 1995, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 20, 1995. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, and in favor of the 1995 Non-Employee Director Stock Option Plan, and in favor of the 1995 Employee Incentive Stock Option Plan, and in favor of the ratification of the appointment of Price Waterhouse as independent auditors for the year ending December 1, 1995.

    The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                 OUTSTANDING SECURITIES AND OWNERSHIP THEREOF
                      OUTSTANDING SHARES AND VOTING RIGHTS
    Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on February 24, 1995. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting.

    In addition to the foregoing voting securities, on February 24, 1995 the Company had outstanding 838,567 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on March 20, 1995, Maurice J. Hamilburg, Joseph D. Hamilburg and Phyllis B. Hamilburg owned or controlled through a voting trust an aggregate of 274,063 shares of the Company's Class B Stock, constituting approximately 32.7% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 25,535 and 40 shares, respectively, and the Plymouth Rubber Company Profit-Sharing Plan and Trust, Plymouth Rubber Bargaining Unit Pension Plan Trust and Joseph M. Hamilburg Foundation, of each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 51,080 shares of the Company's Class B Stock, constituting approximately 6.1% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
    The following table sets forth, as of March 20, 1995, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Common Stock ("Class A Stock"), the Company's sole class of voting securities:

               NAME AND ADDRESS                  NO. OF SHARES      PERCENT
             OF BENEFICIAL OWNER              BENEFICIALLY OWNED   OF CLASS
                 -----------                  -------------------  ---------
  ESTATE OF DANIEL M. HAMILBURG                    68,683             8.5%
  Phyllis B. Hamilburg, Executrix
  Red Oak Farm
  P.O. Box 3329
  Plymouth, Massachusetts 02361

  PHYLLIS B. HAMILBURG                            431,655(1)         53.3%
  Red Oak Farm
  P.O. Box 3329
  Plymouth, Massachusetts 02361

  MAURICE J. HAMILBURG                            485,064(1)         59.8%
  10 Draper Road
  Wayland, Massachusetts 01778

  JOSEPH D. HAMILBURG                             472,698(1)         58.3%
  16 Shaw Drive
  Wayland, Massachusetts 01778

  JANE H. GUY                                     279,351(2)         34.5%
  1660 West Street
  Mansfield, Massachusetts 02048

  DR. IDO E. COLANTUONI(3)                         66,600             8.2%
  P.O. Box 28231
  Washington, D.C. 20038

- ---------
(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings; Phyllis B. Hamilburg is their mother. The shares shown as beneficially owned by each of Phyllis B. Hamilburg, Maurice J. Hamilburg and Joseph D. Hamilburg are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based on Schedule 13D dated August 19, 1994.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS
    The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than three (3) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

    The Board of Directors has presently fixed five (5) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, two (2) will be elected at the meeting to replace the two (2) whose terms expire in 1995, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

    All Class A proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years and until his or her successor is elected and qualifies. Proxies cannot be voted for more than two directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

NOMINEE FOR ELECTION AS DIRECTOR AND CONTINUING DIRECTORS

    Information concerning the nominee for election as director for a term to expire in 1998:

                                                           SERVED AS    PRESENT
                                                            DIRECTOR     TERM
       NAME                  PRINCIPAL OCCUPATION    AGE     SINCE      EXPIRES
       ----                  --------------------    ---   ---------    -------
JOSEPH D. HAMILBURG(1)(2)    President of            46      1974        1995
                             J.D.H.
                             Enterprises, Inc.
SUSAN Y. FRIEDMAN(2)(3)      Business Consultant     46      1993        1995

Information concerning other directors who will continue in office after the meeting:

                                                           SERVED AS    PRESENT
                                                            DIRECTOR     TERM
       NAME                  PRINCIPAL OCCUPATION    AGE     SINCE      EXPIRES
       ----                  --------------------    ---   ---------    -------
JANE H. GUY(1)               President and           43      1989        1996
                             Treasurer of
                             Alladan Kennels, Inc.
MELVIN L. KEATING(2)(3)      Senior Vice President   48      1989        1996
                             of Olympia &
                             York Companies, USA
MAURICE J. HAMILBURG(1)(3)   President and Chief     48      1974        1997
                             Executive Officer
                             of the Company


    Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

    Melvin L. Keating has served since 1986 as Senior Vice President of Olympia & York Companies, U.S.A., an entity controlled by the Reichmann family, and since 1994, as Senior Vice President of Reichmann International Companies, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Prior to 1986 he served as Vice President of George A. Fuller Company, Inc., a company engaged in the international construction business. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

    Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

    Since October, 1988, Joseph D. Hamilburg, a graduate of Harvard College, has served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity since 1988, has served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than five (5) years.

    Susan Y. Friedman, a graduate of Brown University and the Harvard Graduate School of Business Administration where she earned the degree of Master of Business Administration, has served as an independent business consultant since 1991, and was Vice President of Alliance Consulting Group, Cambridge, MA, a consulting firm specializing in corporate strategy and management change in Fortune 500 companies, from 1986 to 1991.

- -----------
(1) Member of Executive Committee.
(2) Member of Audit Committee.
(3) Member of Compensation Committee.


              CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER  PARTICIPATION
    The Company's Board of Directors has among its separate committees, a Compensation Committee, (the "Committee"), which is comprised of three
Directors: Ms. Susan Y. Friedman, a non-employee Director and the Chairperson of the Committee, Mr. Melvin L. Keating, a non-employee Director, and Mr. Maurice
J. Hamilburg, who is the Company's President and Chief Executive Officer.

THE BOARD COMPENSATION COMMITTEE REPORT
    The Company administers executive compensation through its Compensation Committee. This Committee is made up of three (3) Directors, two (2) of whom are non-employees and one of whom is an Officer/employee of the Company. The Committee develops policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including basic salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate to officers and other key employees, and (vi) generally, all matters relating to officer and other key employee compensation.

    When setting and evaluating total compensation of the Company's executives, the entire Committee reviews independently produced Executive Compensation Surveys. While the Committee does not, itself, survey any companies, the independent surveys consulted included confidentially submitted data from over 1700 companies, arrayed according to size and other factors. Among the Committee's objectives is establishing executive compensation competitive to that of other companies similar in size, considering the relative responsibility levels of individual executives. The Compensation Surveys are used as a guide to determine whether total compensation is within the reasonable range of those similarly situated, as well as to evaluate whether the executives' salaries are reasonable in relationship to each other, and to the market, taking into account the individuals' contributions to corporate performance. The Company's goal is to award competitive compensation based on a total assessment of salary, stock options, and bonus. The Committee uses its discretion and business judgment in setting executive compensation, and except with regard to the compensation of the Vice President of Sales & Marketing on the basis of a specific sales incentive plan as described below, neither uses a predetermined formula, nor assigns any particular quantitative weights to the various factors.

    When setting and evaluating the CEO's compensation, only the non-employee Directors of the Committee are involved. Those Committee members review the Compensation Surveys and consider the CEO's compensation in relation to that data. The Committee establishes the CEO's compensation after taking into account the Company's performance, the CEO's performance, and the relationship of the CEO's compensation to that of the other key executives. The CEO's compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus, and may include a stock option grant. The Committee does not use a predetermined formula for establishing CEO or other executive compensation; rather, the Compensation Committee uses its discretion, evaluates and weighs all the previously stated factors, and arrives at its compensation decision using its best judgement.

    In addition, the Committee makes decisions regarding the payment of cash bonuses to the Company's Officers and functional department heads. The purpose of the bonus is to provide incentives and rewards to the Senior Management team, based on the overall achievement of corporate goals. The decision as to individual bonus awards (except with regard to the incentive based cash
compensation   earned  by  the  Vice   President  of  Sales  &  Marketing),   is
discretionary. The Committee considers, without any specific assignment of weight thereto, factors such as the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. Except for the CEO and the Vice President of Sales & Marketing, fiscal 1994 saw bonuses awarded to officers and functional department heads of approximately 10% of base salary.

    The Committee (excluding the CEO who abstains from this portion of process), also evaluates the award of a bonus to the CEO, using its discretion and business judgment. The CEO received a bonus of approximately 32% of salary in 1994. The non-employee Committee members based their assessment on all aspects of the CEO's performance, including implementing operational improvements and positioning the Company for future growth, as well as data contained in the Compensation Surveys.

    The Vice President of Sales & Marketing was not eligible for the previously described bonus; but instead, was compensated on the basis of an Incentive Compensation Plan. Under this Plan the Vice President of Sales and Marketing may receive a base salary and additional Incentive Compensation, if earned, as a function of gross standard margin achieved above certain minimum levels, adjusted by selling and distribution expenses and certain other costs. In fiscal 1994, the Vice President of Sales & Marketing achieved results in excess of the minimum levels, resulting in his earning a cash bonus equal to 22% of his base salary.

    The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and Proposals 2 and 3 elsewhere in this Proxy Statement) to certain key employees. The purpose of this program is to provide additional long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. The Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, a total of 40,000 Incentive Stock Options were awarded in fiscal 1994 to a number of key employees, based on their individual performance, the importance of their functions and scope of their responsibilities, the individuals' contribution to corporate goals, and the competitiveness of their total compensation to the external market.

    The Committee believes that the total compensation paid to the Company's executive officers as a group, and the CEO individually, are, in general, within the range of medians among the different groups of data supplied by the surveys consulted.

    In the Committee's opinion the Company's executives are appropriately compensated when compared with others similarly situated.

                              Respectfully submitted,
                              Compensation Committee

                              By SUSAN Y. FRIEDMAN, Chairperson
                                 MELVIN L. KEATING
                                 MAURICE J. HAMILBURG

EXECUTIVE COMPENSATION
    General. The following table sets forth the total annual compensation paid or accrued by the Company to the account of each executive officer of the Company whose cash compensation for the fiscal year ended December 2, 1994 exceeded $100,000.

                                                                            SUMMARY COMPENSATION TABLE
                                               ------------------------------------------------------------------------------------
                                                                                            LONG TERM COMPENSATION
                                                                                       --------------------------------
                                                        ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                               --------------------------------------  ----------------------  --------
                                                                                           (# OF SHARES)
                                                                              OTHER    ---------------------
                                                                             ANNUAL    RESTRICTED                        ALL OTHER
                               PRINCIPAL                                     COMPEN-      STOCK     OPTIONS/     LTIP      COMPEN-
          NAME                 POSITION         YEAR   SALARY $   BONUS $   SATION $     AWARDS       SARS     PAYOUTS     SATION
          ----                 ---------        ----   --------   -------   --------    --------    --------   -------    --------
M. J. Hamilburg           President and         1994    186,004    60,283     1,550        --          --         --         --
                            Chief Executive     1993    179,886    42,264     2,090        --          --         --         --
                            Officer             1992    165,746    32,000     1,970        --        75,000       --         --
A. I. Eisenberg           Vice President        1994    129,742    27,284      --          --          --         --         --
                            Sales and           1993    113,333    49,754      --          --          --         --         --
                            Marketing           1992    107,816    46,161      --          --        30,000       --         --
S. S. Leppo               Vice President        1994    120,419    12,783      --          --          --         --         --
                            Research and        1993    113,710    12,764      --          --          --         --         --
                            Development         1992    107,209    11,100      --          --        25,000       --         --
D. E. Wheeler             Vice President        1994    106,477    13,283      --          --          --         --         --
                            Finance and         1993    100,225    12,764      --          --          --         --         --
                            Treasurer           1992     95,852    10,000      --          --        10,000       --         --

    Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $710 and $840 in 1994, $1,280 and $840 in 1993 and $1,090 and $880 in 1992, respectively, for Mr. Hamilburg.

    Options.  The following table shows the value of unexercised options.

                      OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
       AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
       --------------------------------------------------------------------------
                                                                                              VALUE OF
                                                                             NUMBER OF      UNEXERCISED
                                                                            UNEXERCISED     IN-THE-MONEY
                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                           AT FY-END (#)   AT FY-END ($)
                                          SHARES ACQUIRED      VALUE        EXERCISABLE/    EXERCISABLE/
        NAME                              ON EXERCISE (#)     REALIZED     UNEXERCISABLE   UNEXERCISABLE
        ----                              ---------------     --------     -------------   -------------
Maurice J. Hamilburg .....................       --              --            38,000         253,500
                                                                               62,500         375,000
Alan I. Eisenberg ........................       --              --            26,000         178,250
                                                                               25,000         156,250
Sheldon S. Leppo .........................       --              --            20,000         136,250
                                                                               20,000         125,000
Duane E. Wheeler .........................       --              --            20,000         136,250
                                                                                5,000          31,250

    The value of unexercised "in-the-money" was determined using the closing market price of the Company's Class B Common Stock on November 30, 1994, ($8.75) less the exercise price of the unexercised options.

    Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company had selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                                   Cumulative Total Return

                                     11/89   11/90   11/91  11/92  11/93  11/94
Plymouth Rubber Company CI A PLR.A    100     100     107    243   329     471
Plymouth Rubber Company CI B PLR.B    100     100     100    237   313     467
S&P 500                      1500     100      97     116    138   152     153
AMEX MARKET VALUE            IAMX     100      81      99    106   123     116

    Note to Graph Above: Assumes $100 invested on November 30, 1989 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
    The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

    The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater.

    The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified executive officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of December 2, 1994 and on the assumptions that both the profit sharing plan and the pension plan continue in effect without change and remain in the employ of the Company and retire at age 65.

                                                       ESTIMATED ANNUAL
          NAME                                      BENEFITS UPON RETIREMENT (1)
          ----                                      ----------------------------
  MAURICE J. HAMILBURG ...............................       $ 6,150
  ALAN I. EISENBERG ..................................         4,350
  SHELDON S. LEPPO ...................................         6,450
  DUANE E. WHEELER ...................................         2,700
  5 Executive Officers as a Group ....................        22,950
- ---------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
    The Company has a consulting arrangement with Joseph D. Hamilburg, a director, pursuant to which Mr. Hamilburg has been engaged to render consulting services to the Company in the areas of sales, personnel and administrative matters. During the fiscal year ended December 2, 1994, Mr. Hamilburg was paid $106,000 for such services. The Company believes that the amount paid to Mr. Hamilburg would be competitive with that which would be required to be paid to an outside consultant with Mr. Hamilburg's knowledge and experience in these areas, as they relate to the Company, with respect to which he rendered such services.

MEETING ATTENDANCE; COMMITTEES
    During fiscal year 1994 the Board of Directors held 7 meetings. Each director attended at least 75% of the meetings during the year. All directors are paid $500 for each meeting attended. In addition, the Company's outside directors receive an annual retainer of $5,000.

    The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Audit Committee which is comprised of three non-employee Directors held two meetings during the past year attended by all members. The Audit Committee reviews with the auditors the scope of the audit work and questions which may arise in the course of the annual audit, reviews the fees charged by the audit firm and considers such other matters as the adequacy of internal controls, accounting staffing, etc. The Executive Committee held no meetings in fiscal 1994. The Compensation Committee, which held one meeting during the past year attended by all members, reviews the compensation of key personnel and makes recommendations with respect thereto from time to time. Members of the Audit and Compensation Committees are paid $500 for each meeting attended.

SECTION 16 REPORTS
    Based on a review of materials submitted to the Company, the Company believes there are no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company who failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act.

STOCK  OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
    The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                         SHARES
                                                      BENEFICIALLY
                                                        OWNED ON          PERCENT OF       NATURE OF
            NAME                TITLE OF CLASS           3/20/95             CLASS         OWNERSHIP
            ----                --------------        ------------        ----------       ---------
JANE H. GUY                   Class A Common          279,351<F1>              34.5%         Direct
                                                                                                &
                                                                                            Indirect
                              Class B Common          193,915<F1>              23.1%        Indirect
JOSEPH D. HAMILBURG           Class A Common          472,698<F2>              58.3%         Direct
                                                                                                &
                                                                                            Indirect
                              Class B Common          325,183<F3>              38.8%         Direct
                                                                                                &
                                                                                            Indirect
MAURICE J. HAMILBURG          Class A Common          485,064<F2><F4><F5>      59.8%         Direct
                                                                                                &
                                                                                            Indirect
                              Class B Common          363,178<F3><F4>          43.3%         Direct
                                                                                                &
                                                                                            Indirect
SUSAN Y. FRIEDMAN             Class A Common              200                 --             Direct
MELVIN L. KEATING                     --                   --                 --               --
9 Officers and Directors      Class A Common          485,799<F6>              59.9%         Direct
  as a Group                                                                                    &
                                                                                            Indirect
                              Class B Common          440,853<F7>              52.6%         Direct
                                                                                                &
                                                                                            Indirect

- ---------

<F1> 18,011  Class A shares are owned  indirectly,  the shares being held in the Voting Trust  described  below,  and 515 are held directly, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg,  except that 10,613 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership.

<F2> The number of shares of Class A Common  Stock  shown as  beneficially  owned by each of Joseph D.  Hamilburg  and  Maurice J.
     Hamilburg  are so shown by reason of their voting powers with respect  thereto.  20 of the shares shown as owned by Joseph D.
     Hamilburg are owned by him directly;  15 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly;  and
     431,655 of the shares (53.3% of the Company's  outstanding Class A Common Stock) shown as owned by each are in a voting trust
     (the "Voting Trust") of which they, with, Phyllis B. Hamilburg,  are the Voting Trustees.  The actual beneficial ownership of the shares held by the Voting Trust and the respective  percentages of the outstanding Class A Stock represented  thereby are broken down as follows:

       (i) 12,695 shares (1.6%) beneficially owned by two separate trusts of which Joseph D. Hamilburg is the beneficiary;

      (ii) 12,695 shares (1.6%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees
           and of which Phyllis B.  Hamilburg is a life income  beneficiary  and Jane H. Guy,  Joseph D.  Hamilburg and Maurice J.
           Hamilburg are life income beneficiaries following her death;

      (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for
           the benefit of Jane H. Guy;

       (v) 68,683 shares (8.5%) beneficially owned by the estate of Daniel M. Hamilburg;

      (vi) 4,252 shares (.5%)  beneficially  owned by Joseph M.  Hamilburg  Foundation  of which Joseph and Maurice  Hamilburg are
           Trustees;

     (vii) 5,721 shares (.7%)  beneficially  owned by a trust of which Phyllis B.  Hamilburg is Trustee for the benefit of Jane H.
           Guy;

    (viii) 18,471 shares (2.3%)  beneficially  owned by the Plymouth  Rubber  Bargaining  Unit Pension Trust,  of which Joseph and
           Maurice Hamilburg are Trustees;

      (ix) 18,012 shares (2.2%) beneficially owned by Maurice J. Hamilburg;

       (x) 18,011 shares (2.2%) beneficially owned by Joseph D. Hamilburg;

      (xi) 18,011 shares (2.2%)  beneficially owned by Jane H. Guy.

     In addition,  of the aggregate  number of shares shown in the table as beneficially  owned by each of Joseph D. Hamilburg and
     Maurice J.  Hamilburg  14,621  shares (1.8%) and 7,150 shares (.9%) not covered by the Voting Trust are owned by the Plymouth
     Rubber Company  Profit-Sharing  Plan and Trust and the Plymouth Rubber Bargaining Unit Pension Plan Trust,  respectively,  of which Joseph Hamilburg and Maurice Hamilburg are Trustees; and 19,252 shares (2.4%) are owned by the aforementioned Joseph M.
     Hamilburg Foundation.

<F3> The number of shares of Class B Common  Stock  shown as  beneficially  owned by each of Joseph D.  Hamilburg  and  Maurice J.
     Hamilburg are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 40 of the shares shown as owned by Joseph D.  Hamilburg and 25,535 of the shares shown as owned by Maurice J.  Hamilburg  are owned by each  directly;  12,500 of the shares shown as owned by Maurice J.  Hamilburg  are not actually owned but are subject to presently  exercisable options to purchase same; and 274,063 (32.7%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual  beneficial  ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

       (i) 33,593 shares (4.0%) beneficially owned by two separate trusts of which Joseph D. Hamilburg is the beneficiary;

      (ii) 27,848 shares (3.3%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 157,694 shares (18.8%)  beneficially  owned by a trust of which Phyllis B. Hamilburg is a life income  beneficiary  and
           Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries following her death;

      (iv) 7,945 shares (.9%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for
           the benefit of Jane H. Guy;

       (v) 9,000 shares (1.1%)  beneficially  owned by Joseph M. Hamilburg  Foundation of which Joseph D. Hamilburg and Maurice J.
           Hamilburg are the Trustees;

      (vi) 17,628 shares (2.1%)  beneficially owned by a trust of which Phyllis B. Hamilburg is Trustee for the benefit of Jane H.
           Guy;

     (vii) 20,355 shares (2.4%) beneficially owned by five grandchildren of Phyllis B. Hamilburg, of which 9,742 shares are held by
           Maurice J. Hamilburg as custodian for his two minor children, as to which he disclaims beneficial ownership, and 10,613 are held by Jane H. Guy as custodian for her three minor children, as to which she disclaims any beneficial ownership.

     In addition,  of the aggregate  number of shares shown in the table as beneficially  owned by each of Joseph D. Hamilburg and
     Maurice J.  Hamilburg and not covered by the Voting Trust,  13,800  shares (1.6%) are owned by the  aforementioned  Joseph M.
     Hamilburg  Foundation  and 22,080 shares (2.6%) and 15,200 shares  (1.8%) are owned by the Plymouth  Rubber  Company  Profit-
     Sharing Plan and Trust and the Plymouth Rubber Bargaining Unit Pension Plan Trust, respectively, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees.

<F4> Does not include 2,300 shares of Class A Stock and 2,300 shares of Class B Stock owned by Mr.  Hamilburg's  wife, as to which he disclaims any beneficial  interest.  The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 9,742 and the Class A shares  shown as owned by Mr.  Hamilburg  excludes an  aggregate  of 1,000 shares all of which are held by him as custodian for his minor children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

<F5> 12,371  shares are shown in the table as  beneficially  owned by a trust of which  Maurice J.  Hamilburg  is trustee  for the benefit of a niece of the late Daniel M. Hamilburg.

<F6> By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting
     Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than
     50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg,  Maurice J. Hamilburg
     and Phyllis B.  Hamilburg  have advised  that they intend to vote the shares with respect to which they possess  voting power
     (485,064  shares-59.8%)  in favor of the nominees for directors,  in favor of ratifying the Company's  Non-Employee  Director
     Stock Option Plan, and the Company's 1995 Employee Incentive Stock Option Plan, and in favor of Price Waterhouse as auditors.
     Accordingly, passage of these proposals, respectively, are assured.

<F7> Includes an aggregate of 87,300 shares not actually owned, but subject to presently  exercisable  options for the purchase of said number of shares.

STOCK OPTIONS
    The Company has in effect three stock purchase programs for executive officers and other key personnel. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the Committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or Committee, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed, as of December 2, 1994.

    The second such stock purchase program is the Company's 1982 Employee Incentive Stock Option Plan (the "1982 Plan"), adopted and approved by the Company's shareholders in 1982, and amended by the Company's shareholders in 1990, pursuant to which options for the purchase of up to an aggregate of 200,000 shares of the Company's Class B Common Stock, $1.00 par value may be granted from time to time to key employees at an exercise price of no less than fair market value as of the date of grant. Options for the purchase of 123,000 shares have been granted. As of December 2, 1994 options for 1,900 shares had been exercised and 121,100 remained exercisable. No further options may be granted under the 1982 plan.

    The third such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 85,000 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "price hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "price hurdle" be attained. No options were granted or exercised by any officer or director during the fiscal year ended December 2, 1994; 40,000 options were granted to certain key employees during the fiscal year ended December 2, 1994. As of December 2, 1994 options for the purchase of a total of 221,500 shares under the 1992 plan have been granted, with exercise prices that range from $2.50 to $6.88, and 48,250 options were exercisable.

                                PROPOSAL NO. 2
        RATIFICATION OF 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
    On February 1, 1995, the Board of Directors adopted a Non-Employee Directors' Stock Option Plan, to be known as the Company's 1995 Non-Employee Director Stock Option Plan (the "Plan"), subject to approval by a majority of the stockholders voting at a meeting of stockholders. Generally, options granted under the Plan are not intended to be incentive stock options under section 422 of the Code. The full text of the Plan is contained in Exhibit A annexed hereto and incorporated by reference herein. The Plan provides for an automatic grant of an option to purchase 15,000 shares of Class B Common Stock to each Current Non-Employee Director upon approval by the Stockholders at the Annual Meeting, and an option to purchase the same amount of shares of Class B Common Stock to any new non-employee Director upon their appointment or election. The total number of shares reserved under the Plan is 120,000. The options become exercisable annually as to 5,000 shares during the Non-Employee Director's term, except that for vesting purposes Current Non-Employee Directors are given credit for years of service on the Board of Directors prior to this year's grant of options. The exercise price of the options granted to Current Non-Employee Directors is the closing price of Class B Common Stock on February 1, 1995 ($8.88); the exercise price for options granted for all succeeding Non-Employee Directors will be the fair market value on the date of the grant. The Plan is intended to secure for the Company and its stockholders the benefits of incentives inherent in increased common stock ownership by the members of the Board of Directors who are not employees or officers of the Company or any of its subsidiaries.

PRINCIPAL PROVISIONS OF THE PLAN
    The following is a description of the principal provisions of the Plan. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Plan, attached hereto as Exhibit A.

        (i) Options may be granted only to Non-Employee Directors of the Company. Subject to the number of shares covered by the Plan, there is an automatic grant of 15,000 shares to each Non-Employee Director upon their appointment or election to the Board of Directors. Current Non-Employee Directors are automatically granted an option for 15,000 shares.

        (ii) If any option expires for any reason without having been exercised in full, stock allocable to any unexercised portion thereof shall again be subject to the Plan.

        (iii) In the event of any change in the outstanding Class B Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under the Plan and the number and class of shares subject to the outstanding options and the option prices are to be appropriately adjusted.

        (iv) The Plan is administered by the Company's Board of Directors and provides that the Board of Directors may designate a Committee to administer the Plan and adopt rules and regulations. The Board presently has no plan to establish a Committee.

        (v) The option price is fixed under the Plan as the closing price of the Class B stock on the last trading day prior to (A) the date of the Annual Meeting of Stockholders of the Company on which a Non-Employee Director is first elected to the Board of Directors or (B) February 1, 1995 in the case of Current Non-Employee Directors. The option exercise price must be paid in full on the exercise of an option. The Board of Directors may provide that the option exercise price may be paid either in cash or in Class B Common
    Stock of the Company (taken at a value equal to the closing price of such stock on the American Stock Exchange, Inc. on the date of exercise) or a combination of both. On February 1, 1995, the closing price of the Company's Class B Common Stock on the American Stock Exchange, Inc. was $8.88 and the aggregate value on such date of the 120,000 shares subject to the Plan was $1,065,600.

        (vi) It is generally contemplated that one-third ( 1/3) of the number of shares covered by each option granted thereunder shall become exercisable one (1) year from the date of grant, and one-third ( 1/3) thereof will become exercisable on the expiration of each year thereafter until the option becomes fully exercisable, but the Board of Directors may vary these conditions; provided, however, that with regard to Current Non- Employee Directors, for the purpose of determining exercisability, for each year (or partial year) of service on the Board of Directors prior to the 1995 Annual Meeting, one-third ( 1/3) of Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten (10) years from the date of grant of the option.

        (vii) During the option holder's lifetime his or her options are generally not transferable. Options are exercisable only by the holder and only while he or she remains a member of the Board of Directors or within three (3) months after ceasing to be a member of the Board or within six (6) months after leaving the Board by reason of disability (as the term "disability" is defined in the Code); provided, however, that such options shall be exercisable only to the extent they were exercisable on the date of cessation of service and to the extent that the portion or portions being exercised have not expired at the time of exercise. In the event of the option holder's death while a member of the Board of Directors, the option may be exercised in whole or in part by his or her legal representatives for a period of one year from the date of death to the extent the option was exercisable on the date of cessation of service and to the extent that the portion or portions being exercised have not expired at the time of exercise.

        (viii) The Plan will remain in effect until the earliest to occur of ten
    (10) years after the date the Board of Directors adopts the Plan or all shares authorized thereunder have been issued, or unless otherwise determined by the Board.

        (ix) The Plan may be amended by the Board of Directors at any time or from time to time subject to the limitations that any increase in the total number of shares of Class B Stock subject to the Plan, change of the permitted option exercise price, change in the expiration date or any amendment of the plan or of any option which materially increases the benefits granted, may be made only with the approval of stockholders.

    The above is a brief summary of the Plan. Such summary is qualified by, and reference is made to, the Plan itself for a complete statement thereof. See Exhibit A hereto.

                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
NAME                               POSITION  DOLLAR VALUE ($)  NUMBER OF UNITS
- ----                               --------  ----------------  ---------------
JOSEPH D. HAMILBURG                Director      133,200           15,000
SUSAN Y. FRIEDMAN                  Director      133,200           15,000
JANE H. GUY                        Director      133,200           15,000
MELVIN L. KEATING                  Director      133,200           15,000
Non-Employee Directors Group                     532,800           60,000

TAX EFFECTS
    The options granted under the Plan will be non-statutory options not intended to qualify under Section 422 of the Code. The grant of options will not result in taxable income to the director or a tax deduction for the Company. The exercise of an option will result in taxable ordinary income to the director and a corresponding deduction for the Company, in each case equal to the difference between the option price and their fair market value on the date the option was exercised. The foregoing is a general discussion of certain income tax consequences resulting from the Plan under current law only.

    The  Board  of  Directors   recommends  approval  of  Proposal  No.  2.  The
affirmative vote of a majority of the shares voting at the meeting will be required for approval of the Plan.

                                PROPOSAL NO. 3
          RATIFICATION OF 1995 EMPLOYEE INCENTIVE STOCK OPTION PLAN
    On February 1, 1995, the Board of Directors adopted an incentive stock option plan, to be known as the Company's 1995 Employee Incentive Stock Option Plan (the "Plan"), subject to approval by a majority of the stockholders voting at a meeting of stockholders. Generally, options granted under the Plan are intended to be incentive stock options under section 422 of the Code. The full text of the Plan is contained in Exhibit B annexed hereto and incorporated by reference herein. The Plan authorizes the granting of options to purchase an aggregate of 150,000 shares of the Company's Class B Common Stock, $1.00 par value, to officers and key employees of the Company or of a parent or subsidiary of the Company. The Plan is intended to provide an incentive to attract and to retain key personnel essential to the Company's successful operations and growth.

PRINCIPAL PROVISIONS OF THE PLAN
    The following is a description of the principal provisions of the Plan. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Plan, attached here to as Exhibit B.

        (i) Options may be granted only to eligible officers and key employees of the Company and its parents and subsidiaries. Subject to the number of shares covered by the Plan, there is no limit on the number of options which may be granted, or on the number of shares which may be subject to options granted to any one employee.

        (ii) Any Incentive Stock Option granted hereunder shall provide that such option or any installment thereof shall not be exercisable in any calendar year to an extent which would cause such exercise to exceed the limitation set forth in Section 422(d) of the Code and the regulations thereunder on the aggregate fair market value of stock for which Incentive Stock Options are exercisable by the grantee for the first time in any calendar year.

        (iii) If any option expires for any reason without having been exercised in full, stock allocable to any unexercised portion thereof shall again be subject to the Plan.

        (iv) In the event of any change in the outstanding Class B Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under the Plan and the number and class of shares subject to the outstanding options and the option prices are to be appropriately adjusted.

        (v) The Plan is administered by the Board of Directors and provides that the Board may delegate its administrative powers to an Option Committee consisting of not less than two (2) members of the Board.

        (vi) The option price is fixed by the Board of Directors, but may not be less than the full fair market value of the stock subject to the option at the time of grant. The option exercise price must be paid in full on exercise of an option. The Board or Option Committee, if any, may provide that the option exercise price may be paid either in cash or other stock of the Company (taken at a value equal to the closing price of such stock on the American Stock Exchange on the date of exercise) or a combination of both. On February 1, 1995, the closing price of the Company's Class B Common Stock on the American Stock Exchange was $8.88 and the aggregate value on such date of the 150,000 shares subject to the Plan was $1,332,000.

        (vii) It is generally contemplated that one-quarter ( 1/4) of the number of shares covered by each option granted thereunder shall become exercisable one (1) year from the date of grant, and an additional one quarter ( 1/4) thereof will become exercisable on the expiration of each year thereafter until the option becomes fully exercisable, but the Board of Directors may vary these conditions. Each one-quarter ( 1/4) increment and the entire option must expire in any event no later than ten (10) years from the date of grant of the option.

        (viii) During the option holder's lifetime his or her options are generally not transferable. Options are exercisable only by the holder and only while he or she is employed by the Company or any parent or subsidiary of the Company or within three (3) months after termination of his or her employment (other than for dishonesty) or within one year after termination of his or her employment by reason of diability (as the term "disability" is defined in the Code); provided, however, that such options shall be exercisable only to the extent they were exercisable on the date of cessation of employment and to the extent that the portion or portions being exercised have not expired at the time of exercise. In the event of the option holder's death while an employee, or within three (3) months after termination of his or her employment or within one year after termination of his or her employment by reason of disability (as the term "disability" is defined in the Code), the option may be exercised in whole or in part by his or her legal representatives for a period of six (6) months from the date of death to the extent the option was exercisable on the data of cessation of employment and to the extent that the portion or portions being exercised have not expired at the time of exercise.

        (ix) The Plan will remain in effect until all shares authorized thereunder have been issued unless sooner terminated by the Board of Directors. However, under the current provisions of Section 422 of the Code, any option granted after the expiration of the (10) years from the date of adoption of the Plan will not qualify as an incentive stock option.

        (x) The Plan may be amended by the Board of Directors at any time or from time to time subject to the limitations that any change in the class of Common Stock subject to the Plan, increase in the number of shares reserved for options, reduction of the permitted option exercise price below full fair market value on the date of grant, or change in the provisions dealing with the class of employees eligible to receive options under the Plan, may be made only with the approval of stockholders.

    The above is a brief summary of the Plan. Such summary is qualified by, and reference is made to, the Plan itself for a complete statement thereof. See Exhibit B hereto.

TAX EFFECTS
    Under Section 422 of the Code,if any incentive stock option is exercised by an optionee in accordance with its terms, with the limited exception of potential alternative minimum tax consequences, no taxable income will be realized by the optionee upon the exercise of said option. If the optionee holds the stock issued upon exercise of the option for at least two (2) years from the date of grant of the option and one year from the date of issuance of the stock, any gain or loss ultimately realized upon disposition of the stock will be treated as long-term capital gain or loss. In such case, the Company will not be entitled to any deduction for federal income tax purposes in connection with either the grant of the option or the issuance of stock when the option is exercised. If option stock is disposed of prior to the expiration of the required holding periods, the optionee will generally realize ordinary income in the year in which the disqualifying disposition occurs in an amount equal to the difference between the option price and the market value of the stock on the date of exercise of the option; and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee in the Company's taxable year in which ends the taxable year of the optionee in which the disqualifying disposition was made. Any gain in excess of the amount treated as ordinary income will be treated as short-term capital gain. The foregoing is a general discussion of certain income tax consequences resulting from the Plan under current law only.

ADDITIONAL INFORMATION
    No options  have been  granted  under the Plan to date.

    As set forth above, options granted under the Plan will be for the purchase of shares of the Company's Class B Common Stock. The rights and privileges of the holders of the Company's Class A and Class B Common Stock are identical except that holders of the Class B Common Stock are not entitled to notice of or to vote at meetings of stockholders.

    It is anticipated that determinations as to the key employees selected for option grants under the Plan will be made on the basis of (i) the employee's past and current contribution to the success of the Company and (ii) an evaluation of the employee's potential contribution to successful operations in the future. It is believed that the ability on the part of the Company to offer to key employees the opportunity to obtain, on an advantageous basis, an ownership interest in the Company will serve as an important method of attracting and retaining the services of competent leadership personnel required for the successful operation of its business. Management, therefore, recommends that shareholders vote for approval of the Plan.

    The  Board  of  Directors   recommends  approval  of  Proposal  No.  3.  The
affirmative vote of a majority of the shares voting at the meeting will be required for approval of the Plan.

                                PROPOSAL NO. 4
                       RATIFICATION OF THE APPOINTMENT
                     OF PRICE WATERHOUSE LLP AS AUDITORS
    The persons  named in the  accompanying  proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve Price Waterhouse LLP to audit the accounts of the Company for the year ending December 1, 1995. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of Price Waterhouse LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

    The Board of Directors recommends a vote in favor of this proposal.

    Price Waterhouse LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he desires to do so and who will be available to respond to appropriate questions.

                                   GENERAL
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 1996 Annual Meeting must be received by the Company, for its consideration, on or before November 17, 1995.

OTHER MATTERS
    Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

    Stockholders are urged to vote and send in their proxies without delay.

                             PLYMOUTH RUBBER COMPANY, INC.
March 20, 1995

                                                                       EXHIBIT A

                1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                      OF
                        PLYMOUTH RUBBER COMPANY, INC.
    1. Purpose. The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") of Plymouth Rubber Company, Inc., a Massachusetts corporation (the "Company") is to secure for the Company and its stockholders the benefits of incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company (the "Board") who are not employees or officers of the Company or of any of its subsidiaries (the "Non-Employee Directors").

    2. Effective Date; Termination of Plan. This Plan shall become effective after it has been adopted by the Board and approved by the stockholders of the Company (the "Stockholders"); provided, however, that all grants of options under this Plan prior to the approval of the Plan by the Stockholders at the 1995 Annual Meeting of the Stockholders of the Company shall be subject to such approval.

    This Plan shall terminate upon the earliest to occur of (i) ten (10) years after the date the Board adopts the Plan, (ii) the date that all shares of Class B Stock (as defined below) which may be issued under this Plan have been issued through the exercise of options granted under this Plan, and (iii) such time as the Board may determine.

    3. Shares Subject to the Plan. The maximum number of shares which may be issued through the exercise of options granted under this Plan shall be one hundred twenty thousand (120,000) shares of the Class B common stock of the Company, $1.00 par value (the "Class B Stock"), subject to adjustment as provided in Section 7 below. The shares may be set aside out of the authorized but unissued shares of Class B Stock not reserved for any other purpose or out of shares of Class B Stock held in or acquired for the treasury of the Company. Shares of Class B Stock subject to an option granted under the Plan which for any reason is cancelled or terminates unexercised shall again be subject to an option and available for issuance pursuant to the terms of this Plan.

    4. Formula Grant of Options. (a) Subject to the approval of this Plan by the Stockholders as provided in Section 2 hereof, an option for fifteen thousand (15,000) shares of Class B Stock shall be automatically granted under this Plan to each person who is (i) newly elected a Non-Employee Director at the Annual Meeting of the Stockholders of the Company in each of the years 1995 through 2004, or (ii) newly appointed a Non-Employee Director in the years 1995 through 2004; provided, however, that each Non-Employee Director who was elected a Non-Employee Director at the 1994 Annual Meeting of the Stockholders of the Company or was serving as a Non-Employee Director during 1994 and who is serving on the Board on the date this Plan is approved (the "Current Non-Employee Directors") shall be automatically granted an option for fifteen thousand (15,000) shares of Class B Stock.

    (b) The options-granted under this Plan shall be in addition to regular director's fees and other benefits provided to the Non-Employee Directors.

    5. Type of Option; Terms and Conditions. (a) Options granted under this Plan shall not be considered incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) Except as hereinafter provided, all options granted pursuant to this Plan shall be subject to the following terms and conditions:

        (i) Exercise Price. The exercise price for the shares of Class B Stock issuable upon the exercise of an option granted under this Plan shall be the closing price of the Class B Stock on the last trading day prior to (A) the date of Annual Meeting of the Stockholders of the Company on which a Non-Employee Director is first elected to the Board of Directors or (B) February 1, 1995 in the case of Current Non-Employee Directors. The exercise price shall be paid in full at the time of the exercise of the option, in
    (X) cash, (Y) shares of Class B Stock valued at their fair market value on the date of purchase or (Z) any combination of cash and Class B Stock. The exercise price shall be subject to adjustment, but only as provided in
    Section 7 hereof.

        (ii) Exercise of Options. Except as provided in subsection 5(b)(iii) below, each option granted under this Plan shall become exercisable in an amount equal to one-third ( 1/3) of the shares of Class B Stock covered by such option on the first anniversary of the date of grant; and thereafter an additional one-third ( 1/3) of the total number of shares of Class B Stock covered by such option shall become exercisable on each subsequent anniversary of the date of grant until on the third anniversary of the date of grant the total number of Class B Stock covered by such option shall be exercisable; provided, however, that with regard to Current Non- Employee Directors, for each year (or partial year) of service on the Board prior to the 1995 Annual Meeting of the Stockholders of the Company one-third ( 1/3) of the Class B Stock covered by such option shall become exercisable (and all Class B Stock covered by such option which does not become exercisable under this proviso shall become exercisable as set forth in the clauses immediately preceding this proviso). In the event that the Company and/or the Stockholders enter into an agreement to dispose of all or substantially all of the assets of the Company or an amount of the outstanding capital stock of the Company sufficient to constitute effective control of the Company by means of a sale, merger, reorganization, separation, liquidation or any other transaction, the total number of shares of Class B Stock covered by all options under this Plan shall become exercisable.

        (iii) Termination of Option. All options granted under this Plan shall terminate ten (10) years subsequent to the date of grant. In the event that any Non-Employee Director to whom an option has been granted under this Plan ceases to be a member of the Board while holding an option that has not expired and has not been fully exercised, the right to exercise such option shall be only as follows: .

            (A) Death. If a Non-Employee Director ceases to be a member of the Board by reason of death, his or her estate shall have the right for one year following the date of death (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued on the date of his or her death. The term "estate" when used in this Plan with respect to any Non-Employee Director shall mean the legal representatives of the Non-Employee Director's estate or any person or persons who acquire the right under the laws of descent and distribution to exercise an option by reason of the Non-Employee Director's death.

            (B) Retirement or Disability. If a Non-Employee Director ceases to be a member of the Board by reason of his or her (1) attaining the age at which the Company's policy precludes re-election as a director or (2) becoming disabled within the meaning of that term as defined in Section 22(e)(3) of the Code, then such Non-Employee Director, or his or her estate (in the event of his or her death after such cessation), shall have the right for a period of six (6) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued prior to such Non-Employee Director ceasing to be a member of the Board.

            (C) Other Reasons. If a Non-Employee Director ceases to be a member of the Board for any reason other than those provided under "Death" and "Retirement or Disability" above, such Non-Employee Director, or his or her estate (in the event of his or her death after such cessation), shall have the right for three (3) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to only such number of shares of Class B Stock as to which the right of exercise had accrued prior to such Non-Employee Director ceasing to be a member of the Board.

        (iv) Transferability of Option. All options granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him or her or by his or her guardian, conservator or legal representative.

    6. Rights of a Shareholder. A Non-Employee Director shall have no rights as a shareholder with respect to any shares issuable or transferable upon the exercise of an option granted under this Plan until the date of issuance of a stock certificate for such shares. Except as otherwise provided pursuant to
Section 7 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such stock certificate.

    7. Adjustment of and Changes in Class B Stock. In the event that the shares of Class B Stock, as presently constituted, shall be changed into or exchanged for a different kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, split-up, recapitalization, reclassification, subdivision of shares, combination of shares, or otherwise) or if the number of such shares of Class B Stock shall be increased through the payment of a stock dividend or a dividend on the shares of Class B Stock or rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Class B Stock theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Class B Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Class B Stock shall be deemed to be referenees to any such stock or other securities as appropriate. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event that there is any other change in the number or kind of the outstanding shares of Class B Stock, or of any stock or other securities into which such Class B Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in it sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted under this Plan, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this
Section 7 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which has been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

    8. Securities Act Requirements. No option granted pursuant to this Plan shall be exercisable, in whole or in part, and the Company shall not be obligated to sell any shares of Class B Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board shall determine in its discretion that the listing or qualification of the shares of Class B Stock subject to such option under the requirements of any securities exchange (including, without imitation, any listing under any rule of the American Stock Exchange) or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

    9. Withholding. Appropriate provision (which may, in accordance with the procedures determined by the Board, and subject to its approval or the approval of the Committee (as defined below), include the election by a Non- Employee Director to have the Company withhold from the shares of Class B Stock otherwise to be issued to the Non-Employee Director upon exercise, such number of shares as would satisfy the withholding amount due or to deliver to the Company shares of Class B Stock already owned to satisfy the withholding amount, with all Class B Stock valued at the fair market value of the Class B Stock on the date of exercise) shall be made for all taxes required to be withheld from the shares of Class B Stock issued under this Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including the sale or retention of shares) to provide for the payment of such taxes.

    10. Administration and Amendment of Plan. The Board may from time to time adopt rules and regulations to administer this Plan and may designate a committee of the Board of Directors (the "Committee") to administer the Plan and to adopt such rules and regulations. The interpretation and construction by the Board, or the Committee if the same has been designated by the Board, of any provision of this Plan, or any option granted pursuant hereto, shall be final and conclusive. No member of the Board, or of the Committee, shall be liable for any action or determination made in good faith with respect to this Plan or any option granted pursuant hereto. The Board may from time to time make such changes in and additions to this Plan and, with the written consent of the affected Non-Employee Director or the estate of the Non-Employee Director, to the terms and conditions of any option granted under this Plan as it may deem proper and in the best interests of the Company, without further action on the part of the Stockholders; provided, however, that, except as provided in Section 7 hereof, unless the Stockholders shall have first approved thereof, (i) the total number of shares of Class B Stock subject to this Plan shall not be increased and the minimum purchase price shall not be changed, (ii) no option shall be exercisable more than ten (10) years after the date it is granted,
(iii) the expiration date of this Plan shall not be extended, and (iv) no amendment of this Plan or of any option granted under this Plan may materially increase the benefits accruing to Non-Employee Directors under this Plan; and provided, further, that Sections 4 and 5 hereof may not be amended more often than once every six (6) months unless such amendment is required to comport with changes in the Code or the regulations promulgated thereunder.

    The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution or of any consolidation or merger of the Company with or into any other corporation, to amend all outstanding options granted under this Plan prior to the effective date of any such transaction and to terminate such options as of such effective date. If the Board shall exercise such power, each option then outstanding shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Non-Employee Director to whom it was issued or his or her estate as provided herein at any time or from time to time as determined by the Board prior to the effective date of such transaction and such option shall be deemed to terminate upon such effective date.

                                                                       EXHIBIT B
                        PLYMOUTH RUBBER COMPANY, INC.

                  1995 EMPLOYEE INCENTIVE STOCK OPTION PLAN

    1. Purpose. In order to retain the services of various officers and key employees, induce desirable personnel to become officers and employees of PLYMOUTH RUBBER COMPANY, INC., a Massachusetts corporation (the "Company") and of any parent or subsidiary thereof, motivate officers and employees to outstanding performance, reward officers and employees for outstanding service to the Company and encourage stock ownership in the Company by those officers and key personnel who will be responsible for its growth and success, the board of directors of the Company (the "Board of Directors") may from time to time hereafter grant options to purchase Class B common stock, $1.00 par value of the Company (the "Common Stock") to any officer or other employee who meets the eligibility requirements of Section 4 hereof. The terms "parent" or "subsidiary" as used in this instrument shall mean a parent corporation or a subsidiary corporation as each of said terms is defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

    2. Administration. The plan adopted hereunder (the "Plan") shall be controlled and administered by the Board of Directors, and the Board of Directors shall have, subject to, and within the limits of, the express provisions of the Plan, the following powers:

        (a) To determine from time to time who, of the eligible persons, shall be granted options under the Plan, the time or times when and the number of shares for which, an option or options shall be granted to such eligible personnel and the exercise price thereof; provided, however, that the selection of officers and directors to whom options may be granted and all decisions as to the timing, pricing and amount of a grant or grants to an officer or director shall be made solely by a committee of two or more directors of the Company each of whom is a disinterested person, as defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b) To construe and interpret the Plan and options granted thereunder; to establish, amend and revoke rules and regulations for its administration; and to make all other determinations necessary or advisable for the administration of the Plan. The Board of Directors, in the exercise of this power, may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement issued pursuant to the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective and to carry out the provisions of the Plan in a manner consistent with its expressed purposes and intentions. All determinations, interpretations and decisions made by the Board of Directors shall be binding and conclusive on all participants hereunder.

        (c) Subject to the provisions of Section 2(a) and except as otherwise further provided herein, to prescribe the terms, conditions and provisions of each option granted hereunder, which terms, conditions and provisions need not be identical with respect to each grantee.

        (d) To delegate from time to time, to an option committee or such other committee or committees as the Board of Directors may designate, consisting of not less than two (2) members of the Board of Directors, all or any portion of the powers and duties of the Board of Directors with respect to the administration of this Plan, or all or any portion of any other powers or duties of the Board of Directors under this Plan, the terms, conditions and provisions of any such delegation to be as the full Board of Directors shall determine in any instance or from time to time. The power of delegation herein provided shall, without limiting the generality of the foregoing, include the power to grant options hereunder and to determine the number of such options to be granted, the exercise price thereof (subject to the provisions of Section 5 hereof) and, subject to the provisions of
    Section 2(a) hereof, the persons to whom the same shall be granted.

        (e) Generally, to exercise such powers and to perform such actions as are deemed necessary or expedient in connection with the operation of this Plan and as the Board of Directors deems to be in the best interest of the Company.

        (f) Solely and finally to determine all questions of policy and expediency that may arise in the administration of the Plan.

    3. Shares Subject to the Plan. Subject to the provisions of Section 9 hereof, the stock which may be sold by the Company pursuant to options granted hereunder shall not exceed in the aggregate of One Hundred Fifty Thousand
(150,000) shares of the authorized Common Stock, and may be authorized but unissued shares or reacquired shares held in the Company's treasury or shares purchased on the market for the purpose of issuance under the Plan. If any option granted hereunder shall for any reason terminate or expire without having been exercised in full, the shares not purchased under such option shall be available again for the purpose of this Plan.

    4. Eligibility. Options may be granted hereunder only to officers and other key employees of the Company and any parent or subsidiary thereof. A director of the Company or of any parent or subsidiary of the Company shall be eligible only if he or she is otherwise eligible as an officer or a key employee. Key employees shall consist of executive and managerial personnel, department heads, assistant department heads, research and product development personnel and managerial sales personnel.

    5. Terms, Conditions and Provisions of Options. Except as otherwise provided herein, each option issued hereunder shall be in such form and shall contain such provisions as the Board of Directors, or the option or other committee to which such power may have been delegated by the Board of Directors, shall deem appropriate. The form, terms and conditions of such options need not be identical with respect to each grantee, but all Incentive Stock Options, as defined below, shall be on the following terms and conditions, except as otherwise provided, and shall, where required or appropriate to cause options granted hereunder to qualify as "incentive stock options" under Section 422 of the Code ("Incentive Stock Option or Options"), include the substance thereof:

        (a) All Incentive Stock Options granted pursuant to this Plan shall provide for purchase of Common Stock at a price which shall be at least equal to the fair market value thereof as of the date on which the grant is made. The fair market value at any given time shall be determined in accordance with applicable United States Treasury Department Regulations. Options may provide that shares of the Common Stock purchased upon any exercise of an option may be paid for either (i) in cash, or (ii) by the surrender of other shares of Common Stock then owned by the grantee, or by the surrender of shares of Class A common stock, $1.00 par value, of the Company then owned by the grantee, taken at a value equal to the closing price of such stock on the last previous trading day of such stock as reported in the American Stock Exchange for that day, or (iii) partly in cash and partly in other common stock of the Company as aforesaid.

        (b) Options granted hereunder may be designed to qualify as Incentive Stock Options or as non-incentive options, as the Board of Directors, or an authorized committee, may determine in connection with each grant. An option designated as not to be deemed an Incentive Stock Option shall not be construed as an Incentive Stock Option, notwithstanding that its terms and provisions may qualify it as such. Subject to the provisions of Section 2(a), options shall be exercisable at such time or times and shall expire at such time or times as the Board of Directors, or an authorized committee, may designate at the time of grant. An option designed as an Incentive Stock Option shall in no event be exercisable after the expiration of ten (10) years from the date on which such option is granted.

        (c) For the sole purpose of complying with the provisions of the Securities Act of 1933, as amended (the "Act") and/or other applicable laws relating to issuance or sale of securities, all options granted hereunder shall be granted on the condition that such option and the underlying shares are acquired by the grantee for his or her private investment only and not for resale or other distribution to the public in any manner involving a public offering within the meaning of the Act; provided, however, that this condition may be eliminated (i) if at any time the Company registers the Plan and the options, and/or the underlying shares, granted hereunder with the Commission under the Act or any other applicable securities laws, or
    (ii) if the Company, upon advice of its counsel, deems that this condition is not required for the valid and lawful issuance of such option and the underlying shares. Cessation of any exemption pursuant to which the Company may issue shares underlying options granted hereunder without registration under the Act or the inability of the Company to obtain and/or maintain an effective registration or to obtain and maintain in effect the authority to issue shares upon the exercise of options granted hereunder pursuant to an available exemption under the Act shall relieve the Company from any liability for failure to issue to the holder of an option granted hereunder the stock required to satisfy an exercise of such option until such time as the required registration is effective or re-effective or the required exemption from registration or other authority for such issuance becomes available and is obtained.

        (d) The Company shall at all times keep available for issuance hereunder the number of shares of the Common Stock required to satisfy all options granted and outstanding under the Plan.

        (e) No option granted hereunder shall be transferable by the grantee except (i) by his or her last will and testament, (ii) by the laws of descent and distribution, or (iii) pursuant to a qualified domestic relations order under Section 401(a)(12)(B) of the Code or Title I of the Employment Retirement Income Security Act, and the rules thereunder. During the lifetime of the grantee the option shall be exercisable by him or her alone.

        (f) Any option granted hereunder shall terminate and become null and void and of no further force and effect at such time as the grantee ceases to be employed by the Company or by any parent or subsidiary thereof; provided, however, that:

            (i) if the grantee's employment ceases by reason of his or her discharge by the Company or any parent or subsidiary thereof, other than for dishonesty, or by reason of his or her voluntary resignation approved by the Board of Directors, he or she may at any time within three (3) months after termination of employment exercise the option but only to the extent that it was exercisable on the date of termination of employment and then only to the extent that the portion or portions of the option so exercised have not expired at the time of exercise; and

            (ii) if the grantee's employment ceases by reason of his or her disability, within the meaning of that term as defined in Section 22
        (e)(3) of the Code, he or she may at any time within one (1) year after the date of termination of employment exercise the option, but only to the extent that it was exercisable on the date of termination of employment, and then only to the extent that the portion or portions of the option so exercised have not expired at the time of exercise; and

            (iii) if the grantee's employment ceases by reason of his or her death while in the employ of the Company or any parent or subsidiary thereof, or if he or she dies within three (3) months after his or her discharge by the Company or any parent or subsidiary thereof, other than for dishonesty, or if he or she dies within three (3) months after his or her voluntary resignation approved by the Board of Directors, or if he or she dies within one (1) year of the date of termination of his or her employment by reason of disability, within the meaning of that term as defined in Section 22(e)(3) of the Code, the option may be exercised at any time within six (6) months following his or her death, such exercise to be effected only by his or her estate or by the person or persons to whom his or her rights under the option may pass by his or her last will and testament or by the laws of descent and distribution, but only to the extent that the option was exercisable on the date of cessation of employment, and then only to the extent that the portion or portions of the option so exercised have not expired at the time of exercise; and

            (iv) nothing contained in this Plan or in any option granted hereunder shall be construed to confer upon any employee or option holder any right with respect to the continuation of the grantee's employment with the Company or any parent or subsidiary thereof, or to interfere in any way with the right of the Company or other employer of an option holder at any time to terminate such employment.

        (g) Neither a person to whom an option is granted hereunder nor his or her legal representative, heir, legatee or distributee shall be deemed to be the holder of or to have any of the rights of a holder with respect to, any shares subject to such option unless and until the grantee has exercised such option and has received a certificate or certificates for the shares issuable upon such exercise.

    6. Limitation on Grants.

        (a) No Incentive Stock Option may be granted to an employee hereunder if at the time of the grant such employee directly or indirectly owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless the exercise price thereof is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time of the grant and neither such option nor any portion thereof is exercisable after the expiration of five (5) years from the date such option is granted.

        (b) All Incentive Stock Options granted hereunder shall provide that such option or any installment thereof shall not be exercisable in any calendar year to an extent which would cause such exercise to exceed the limitation set forth in Section 422(d) of the Code and the regulations promulgated thereunder on the aggregate fair market value of stock for which Incentive Stock Options are exercisable by the grantee for the first time in any calendar year.

    7. Use of Proceeds. The proceeds from the sale of the Common Stock pursuant to the exercise of options granted under the Plan shall constitute general funds of the Company to be used for its general business purposes.

    8. Time of Granting Options. Unless otherwise designated in the granting vote, each option granted and issued hereunder shall be deemed to have been granted on the date on which the Board of Directors, or the option or other committee authorized to grant same, as the case may be, votes to grant such option, and each such option shall be dated as of such date.

    9. Adjustments Upon Changes in Capitalization.

        (a) In case of any subdivision, combination, reclassification or other change of outstanding shares of the Common Stock issuable upon the exercise of any option granted hereunder (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case the Company declares or pays in respect of such outstanding Common Stock any dividend payable in any kind of shares of stock of the Company, or in case of any reorganization, consolidation or merger of the Company with another corporation (other than a consolidation with a subsidiary in which consolidation the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the Common Stock issuable upon the exercise of the option) wherein the Company is the surviving corporation, then the number and kind of shares for the purchase of which options may be granted under the Plan, including the maximum number that may be granted, shall be correspondingly and proportionately adjusted. In addition, if any of the above-described events shall occur while any option granted hereunder is outstanding, the number and kind of shares, and the price per share, issuable upon exercise of such outstanding options shall be appropriately and proportionately adjusted, so that, upon exercise of the option, the option holder shall be entitled to receive for the same aggregate purchase price the same total number and kind of shares as he or she would have owned had he or she exercised his or her option prior to the occurrence of such event and had continued to hold the shares so purchased until after they had been affected by such event.

        (b) In case of any consolidation, merger or reorganization of the Company with another corporation wherein the Company is not the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any liquidation and dissolution of the Company, the Company shall give notice thereof to holders of outstanding options hereunder at least ten (10) days prior to the effective date of such consolidation, merger, reorganization, sale, conveyance, liquidation or dissolution. After the Company gives the notice, any time limitation contained in such outstanding options with respect to the time when they become exercisable, other than the limitation imposed and required by Section 6(b) hereof (which limitation, however, may be waived by the grantee), shall be inapplicable and such options shall, subject to the limitation imposed and required by
    Section 6(b) hereof (unless waived by the grantee), be exercisable by the holders with respect to any unexercised portions thereof from the time of such notice until the close of business on the third business day preceding the date such transaction is to be effective, so as to permit any such holder, if he or she so desires, to participate as a stockholder in such transaction; provided, however, that the right to exercise any such outstanding option or the portion thereof sought to be exercised has not otherwise expired pursuant to the provisions of such option.

        (c) Adjustments pursuant to the foregoing provisions hereof shall be determined by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof shall be final, binding and conclusive on all participants hereunder. Any fractional shares or units of securities resulting from any adjustment shall be rounded out to the nearest whole share or unit, with a fraction of one-half ( 1/2) being rounded out to the next highest whole number. All adjustments hereunder or in any option outstanding hereunder shall be made in such manner as not to constitute a "modification" within the meaning of said term as defined in
    Section 424 of the Code.

    10. Amendment. The Board of Directors at any time and from time to time may amend the Plan, provided, however, that (except as provided in Section 9 hereof) no amendment shall be made except upon approval of a majority of the stockholders voting at any meeting called for such purpose and at which a quorum is present and voting which shall (i) change the class of Common Stock subject to the Plan, (ii) increase the number of shares reserved for options under the Plan, (iii) reduce the option exercise price below the prices provided for in
Section 5(a) hereof, (iv) change in substance the provisions of Section 4 hereof, or (v) materially increase the benefits which accrue to eligible participants in the Plan. Any rights and obligations under an option granted prior to any amendment of the Plan shall not be altered or impaired by the amendment except with the consent of the grantee of such option or of the estate or other legal representative of such grantee if the grantee is then deceased and such option is still exercisable.

    11. Effective Date and Termination. This Plan shall become effective as of February 1, 1995, subject, however, to the approval of the holders of a majority of the outstanding Common Stock entitled to vote on the matter obtained in the manner required pursuant to the provisions of Rule 16b-3(b) promulgated by the Commission under the Exchange Act. Any options granted hereunder prior to such stockholder approval shall be granted subject to the procurement of such approval and shall be exercisable only after such approval is obtained. If such approval is not obtained within twelve (12) months from the date of adoption hereof, as set forth above, the Plan and any options theretofore granted hereunder shall become null and void and of no further force and effect. Subject to said stockholder approval, the Plan shall remain in effect until all shares authorized for issuance hereunder shall have been issued, unless sooner terminated by the Board of Directors, it being understood, however, that any option granted hereunder after the expiration of ten (10) years from the effective date hereof shall not qualify as an Incentive Stock Option.

    12. Construction. It is intended that the provisions of the Plan shall enable the Company to grant options hereunder which shall qualify as Incentive Stock Options as well as options which do not qualify as such; and the terms, conditions and provisions hereof shall be construed, and all questions with respect thereto shall be resolved, accordingly.

    13. Withholding Taxes. The Company shall have the right to deduct any sums required by federal, state and local tax law to be withheld with respect to the exercise of any option or with respect to the disposition of the Common Stock issued hereunder or, in the alternative, to require the grantee to pay such sums to the Company.

    14. Governing Law. This Plan and any options granted hereunder shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

PROXY

                         PLYMOUTH RUBBER COMPANY, INC.
       CLASS A PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- APRIL 20, 1995

    The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Joseph D. Hamilburg and Deborah
K. Wizel and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 20, 1995 at 10:00 A.M. at the offices of Friedman & Atherton, 27th floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon matters set forth on the reverse side hereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEMS 2, 3 AND 4.

    The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)                    SEE REVERSE SIDE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of directors to serve for a term of three (3) years.

   NOMINEES:  Susan Y. Friedman and Joseph D. Hamilburg

              FOR              WITHHELD
              [ ]                [ ]

[ ]___________________________________
For both nominees except as noted above

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

2. Ratification of the Company's 1995 Non-Employee Director Stock Option Plan.

                    FOR            AGAINST            ABSTAIN
                    [ ]              [ ]                [ ]

3. Ratification of the Company's 1995 Employee Incentive Stock Option Plan.

                    FOR            AGAINST            ABSTAIN
                    [ ]              [ ]                [ ]

4. Ratification of the selection of Price Waterhouse LLP as the Company's auditors for the fiscal year ending December 1, 1995

                    FOR            AGAINST            ABSTAIN
                    [ ]              [ ]                [ ]

5. The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.


                               Signature:______________________ Date ___________


                               Signature:______________________ Date ___________